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Exhibit 10.3
                        ENVIRONMENTAL INDEMNITY AGREEMENT

         THIS ENVIRONMENTAL INDEMNITY AGREEMENT (the "Agreement") is made this 22nd day of April, 1999 by and among BALANCED CARE CORPORATION, a Delaware corporation, BCC AT DARLINGTON, INC., a Delaware corporation, BALANCED CARE AT BUTLER, INC., a Delaware corporation, BALANCED CARE AT SARVER, INC., a Delaware corporation, BALANCED CARE AT NORTH RIDGE, INC., a Delaware corporation, BALANCED CARE AT EYERS GROVE, INC., a Delaware corporation (collectively and individually, the "Borrower"), in favor of HCFP FUNDING, INC., a Delaware corporation, having its principal office at Two Wisconsin Circle, Fourth Floor, Chevy Chase, Maryland 20815 ("Lender").

                                    RECITALS

         A. Borrower is the owner of certain real and personal property known, as more particularly described in Exhibit A attached hereto and made a part hereof by this reference (collectively, the "Property").

         B. Borrower has asked the Lender to make a revolving credit loan available to the Borrower in the principal amount of $15,000,000 (the "Loan"), and the Lender has agreed to make the Loan, provided (among other things) (i) the Borrower agrees to execute and deliver those security instruments listed and described in Exhibit B attached hereto and made a part hereof by this reference (as amended, modified, supplemented and restated from time to time, collectively, the "Mortgage"), covering the Property (as defined in the Mortgage) and securing the Borrower's obligations to the Lender in connection with the Loan (the "Obligations"), and (ii) the Borrower executes and delivers this Agreement in favor of Lender.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby agrees as follows:

         1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to such terms in that certain Loan and Security Agreement of even date herewith
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made by and between Lender and Borrower and pursuant to which Lender has agreed to make the Loan (as amended, modified and restated from time to time, the "Loan Agreement") In addition, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "Environmental Laws" shall mean all provisions of laws, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by any Governmental Authority concerning the protection of, or regulation of the discharge of substances into, the environment or concerning the health or safety of persons with respect to environmental hazards, and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section 9601 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. Section 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S. C.
Section 1251 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. Section 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C.
Section 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq., the National Environmental Policy of 1975, 42 U.S.C. Section 4321 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Section 300 (f) et seq., and any similar or implementing law of the State of North Carolina and the Commonwealth of Pennsylvania, and all amendments, rules, and regulations promulgated thereunder.

                  "Hazardous Constituent" shall have the meaning assigned to that term under 40 C.F.R. Section 260.10.

                  "Hazardous Substances" shall mean at any time any substance, waste, pollutant, contaminant or material, in solid, liquid or gaseous form, which: (i) is a substance regulated or defined or designated as hazardous, extremely or imminently hazardous, dangerous, or toxic pursuant to any law, by any local, state, territorial or federal governmental authority; (ii) is a substance with respect to which such a governmental authority

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otherwise requires environmental investigation, monitoring, reporting, or remediation; including but not limited to, (A) all substances, wasters, pollutants, contaminants and materials regulated, or defined or designated as hazardous, extremely or imminently hazardous, dangerous or toxic, under the following federal statutes and their state counterparts, as well as these statutes' implementing regulations: the Hazardous Materials Transportation Act, 42 U.S.C. Section 1801 et seq., the Resource Conservation and Recovery
Act, 42 U.S.C. Section 6901 et seq. ("RCRA"), the Comprehensive
Environmental Response, Compensation and Liability Act, 2 U.S.C. Section
9601 et seq. ("CERCLA"), the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Safe Drinking Water Act Section 2011 et seq., the Toxic
Substances Control Act, 15 U.S.C. Section 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 7401 et seq., and the Emergency Planning and Community Right to Know, 42 U.S.C.
Section 11011 et seq.; (B) petroleum and petroleum products including crude oil and any fractions thereof; (C) natural gas, synthetic gas, and any mixtures thereof; (D) radon; (E) radioactive substances; (F) asbestos; (G) urea formaldehyde; and (H) polychlorinated biphenyls.

                  "Solid Wastes" shall have the meaning assigned thereto in C.F.R. Section 261.2.

                  "Storage Containers" shall mean existing and future containers for Toxic Substances and above ground and underground storage tank systems (including underground piping, conduits or sumps).

                  "Toxic Substances" shall mean, collectively, Hazardous Substances, Hazardous Constituent, Solid Wastes, petroleum products and used oil.

         2. Borrower covenants and agrees, as its sole cost and expense, to indemnify, protect and save Lender harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys' fees and reasonable experts' fees and disbursements) that may at any time be imposed upon, incurred by

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or asserted or awarded against Lender (unless resulting from any act or omission by Lender constituting gross negligence or willful misconduct) and arising from or out of:

                  (a) any Toxic Substances or Storage Containers on, in, under or affecting all or any portion of the Property or any surrounding areas, including, without limitation, (i) the costs of "removal," as defined in 42 U.S.C.Section 9601, as amended from time to time, of any and all Toxic Substances and Storage Containers from all or any portion of the Property or any surrounding areas, (ii) additional costs required to take necessary precautions to protect against the "release," as defined in 42 U.S.C.Section 9601, as amended from time to time, of Toxic Substances on, in, under or affecting the Property into the air, any body of water, any other public domain or any surrounding areas, and (iii) costs incurred to comply, in connection with all or any portion of the Property or any surrounding areas, with all applicable laws, orders, judgments or regulations with respect to Toxic Substances and Storage Containers, or

                  (b) the enforcement of this Agreement, whether any of such matters arise before or after foreclosure of the mortgage or other taking of title to all or any portion of any Property by Lender. Lender's rights under this Agreement shall be in addition to all rights of Lender under the Mortgage, the Note and any guaranty or guaranties (whether of payment and/or performance) given to Lender in connection with the Loan and under any other documents or instruments evidencing or securing the Loan (the Mortgage, the Note, any such guaranty or guaranties and such other documents or instruments, as the same may be amended, restated or modified from time to time, are collectively referred to as the "Loan Documents"), and payments by Borrower under this Agreement shall not reduce Borrower's obligations and liabilities under any of the Loan Documents.

         3. The liability of Borrower under this Agreement shall in no way be limited by (i) any extensions of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of the Note or the Mortgage or any sale or transfer of all or part of the Property, (iii) any exculpatory provision in any of the Loan Documents limiting Lender's recourse to property encumbered by any mortgage or to any other security, or limiting the Lender's rights to a deficiency judgment against

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Borrower, (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower under any of the Loan Documents, (v) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, the Lender's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any collateral or security for the Note, or
(vii) Lender's failure to record any Mortgage or file any UCC financing statements (or Lender's improper recording or filing of any such financing statement) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note.

         4. Borrower hereby waives any right or claim of right to cause a marshaling of Borrower's assets or to cause or the Lender to proceed against any of the security for the Loan before proceeding under this Agreement against Borrower. Moreover, Borrower agrees that any payments required to be made under this Agreement shall become due on demand. In addition, with respect to this Agreement, Borrower expressly waives and relinquishes all rights and remedies (including any rights of subrogation) accorded by applicable law to indemnitors or guarantors.

         5. No failure or delay on Lender's part to exercise any right, power or privilege under any of the Loan Documents shall operate as a waiver of any such right, power or privilege.

         6. Any one or more of Borrower or any other party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.

         7. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         8. Except as provided in this Agreement, this Agreement shall be binding upon Borrower, and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. Notwithstanding the foregoing, Borrower may not, without the prior written consent of Lender in each instance,

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assign, transfer or set over to another, in whole or in part, all or any part of
Borrower's benefits, rights, duties and obligations under this Agreement, including, but not limited to, performance of and compliance with the conditions of this Agreement. However, this shall not limit the right of Borrower to contract with others for any appropriate or necessary remediation.

         9. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

         10. The provisions of this Agreement shall be in addition to any and all other obligations and liabilities Borrower may have to Lender under the Note, the Mortgage, the other Loan Documents, and under common law, and shall survive (i) the repayment of all sums due pursuant to the Note, (ii) the satisfaction of all of the other obligations of Borrower under any Loan Documents, (iii) the discharge of any Mortgage held by Lender, and (iv) the foreclosure of any Mortgage held by Lender or acceptance of a deed in lieu of foreclosure of any property encumbered by a Mortgage.

         11. No Action Prior to Default. Lender agrees that, prior to the occurrence of an Event of Default under the Note or the other Loan Documents, Lender shall not voluntarily incur any costs or expenses or commission any test to determine is any Hazardous Substances, Hazardous Constituents, Solid Wastes, Storage Containers or Toxic Substances exist on the Property.

         12. Waiver of Trial by Jury. EACH OF BORROWER AND LENDER HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUES TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY EACH OF BORROWER AND LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES TO THIS NOTE, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING

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WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, EACH OF BORROWER AND LENDER HEREBY
CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

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         IN WITNESS WHEREOF, Borrower has executed this Agreement as of the day and year first above written.

                                            BORROWER:

ATTEST:                                     BALANCED CARE CORPORATION
                                            a Delaware corporation


By:/s/ Robin L. Barber                      By:/s/ Robert J. Sutton
         Name:  Robin L. Barber                  Name:  Robert J. Sutton
         Title: Vice President -                 Title: Vice President -
                Legal Affairs,                          Corporate Services and
                Assistant Secretary                     Secretary

ATTEST:                                     BCC AT DARLINGTON, INC.
                                            a Delaware corporation


By:/s/ Robert J. Sutton                     By:/s/ Robin L. Barber [SEAL]
         Name:  Robert J. Sutton                 Name:  Robin L. Barber
         Title: Vice President -                 Title: Vice President and
                Corporate Services                      Secretary
                and Secretary

ATTEST:                                     BALANCED CARE AT BUTLER, INC.
                                            a Delaware corporation


By:/s/ Robert J. Sutton                     By:/s/ Robin L. Barber [SEAL]
         Name:  Robert J. Sutton                 Name:  Robin L. Barber
         Title: Vice President -                 Title: Vice President and
                Corporate Services                      Secretary
                and Secretary

ATTEST:                                     BALANCED CARE AT SARVER, INC.
                                            a Delaware corporation


By:/s/ Robert J. Sutton                     By:/s/ Robin L. Barber [SEAL]
         Name:  Robert J. Sutton                 Name:  Robin L. Barber
         Title: Vice President -                 Title: Vice President and
                Corporate Services                      Secretary
                and Secretary


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ATTEST:                                     BALANCED CARE AT NORTH RIDGE, INC.
                                            a Delaware corporation




By:/s/ Robert J. Sutton                     By:/s/ Robin L. Barber [SEAL]
         Name:  Robert J. Sutton                 Name:  Robin L. Barber
         Title: Vice President -                 Title: Vice President and
                Corporate Services                      Secretary
                and Secretary

ATTEST:                                     BALANCED CARE AT EYERS GROVE, INC.
                                            a Delaware corporation



By:/s/ Robert J. Sutton                     By:/s/ Robin L. Barber [SEAL]
     Name:  Robert J. Sutton                     Name:  Robin L. Barber
     Title: Vice President -                     Title: Vice President and
            Corporate Services                          Secretary
            and Secretary



                                            LENDER:
                                            (As to Sections 11 and 12 only)

ATTEST:                                     HCFP FUNDING, INC.
                                            a Delaware corporation


By:/s/ Debra M. Van Alstyne                 By: /s/ Jeffrey P. Hoffman
Name:  Debra M. Van Alstyne                 Name:  Jeffrey P. Hoffman
Title: Vice President                       Title: Vice President

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